                                                                     EXHIBIT 4.2


                                                                    EXHIBIT A TO
                                                                CREDIT AGREEMENT




                         FORM OF REVOLVING CREDIT NOTE

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH SECOND AMENDED AND RESTATED CREDIT AGREEMENT.


$___________                                                  New York, New York
                                                                  April 25, 1997


         FOR VALUE RECEIVED, each of the undersigned, Sybron International Corporation ("Parent"), a Wisconsin corporation, Kerr Corporation ("Kerr"), a Delaware Corporation, and Nalge Nunc International Corporation ("NNI"), a Delaware Company (each, a "Revolving Credit Borrower"), severally, hereby unconditionally promises to pay to the order of ________________ (the "Lender") at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the lesser of (a) the principal amount of ________________ DOLLARS ($_______), and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to such Revolving Credit Borrower pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. Each Revolving Credit Borrower, severally, further agrees to pay interest in like money at such office on the unpaid principal amount of Revolving Credit Loans of such Revolving Credit Borrower from time to time outstanding at the rates and on the dates specified in subsection 2.14 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the appropriate schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by such holder to each Revolving Credit Borrower pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

The failure to make any such endorsement shall not affect the obligations of the Revolving Credit Borrower in respect of such Revolving Credit Loan.

         This Note (a) is one of the Revolving Credit Notes referred to in the Second Amended and Restated Credit Agreement dated as of April 25, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent, Kerr, NNI, Ormco Corporation, a Delaware corporation, Erie Scientific Company, a Delaware corporation, Barnstead Thermolyne Corporation, a Delaware corporation, the Lender, the other banks and financial institutions from time to time parties thereto, Chase Securities Inc., as arranger, and The Chase Manhattan Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind, except as otherwise provided in any of the Loan Documents.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                        SYBRON INTERNATIONAL CORPORATION



                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        KERR CORPORATION



                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------


                                        NALGE NUNC INTERNATIONAL CORPORATION



                                        By:
                                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------

                                                                    Schedule A-1
                                                        to Revolving Credit Note


                                     PARENT
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS



------------------------------------------------------------------------------------------------------------------------------------
                                    Amount                                Amount of ABR Loans
                                 Converted to    Amount of Principal of       Converted to        Unpaid Principal       Notation
 Date     Amount of ABR Loans     ABR Loans        ABR Loans Repaid         Eurodollar Loans    Balance of ABR Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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

                                                                    Schedule A-2
                                                        to Revolving Credit Note


                                      KERR
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


------------------------------------------------------------------------------------------------------------------------------------
                                    Amount                                Amount of ABR Loans
                                 Converted to    Amount of Principal of       Converted to        Unpaid Principal       Notation
 Date     Amount of ABR Loans     ABR Loans        ABR Loans Repaid         Eurodollar Loans    Balance of ABR Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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

                                                                    Schedule A-3
                                                        to Revolving Credit Note


                                      NNI
                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                    Amount                                Amount of ABR Loans
                                 Converted to    Amount of Principal of       Converted to        Unpaid Principal       Notation
 Date     Amount of ABR Loans     ABR Loans        ABR Loans Repaid         Eurodollar Loans    Balance of ABR Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------------



                                                                    Schedule B-1
                                                        to Revolving Credit Note

                                     PARENT
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



------------------------------------------------------------------------------------------------------------------------------------
                                Amount       Interest Period       Amount of          Amount of          Unpaid
                             Converted to     and Eurodollar      Principal of     Eurodollar Loans     Principal
             Amount of        Eurodollar    Rate with Respect      Eurodollar      Converted to ABR     Balance of        Notation
 Date    Eurodollar Loans       Loans           Thereto           Loans Repaid          Loans         Eurodollar Loans     Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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

                                                                    Schedule B-2
                                                        to Revolving Credit Note

                                      KERR
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



------------------------------------------------------------------------------------------------------------------------------------
                                Amount       Interest Period       Amount of          Amount of          Unpaid
                             Converted to     and Eurodollar      Principal of     Eurodollar Loans     Principal
             Amount of        Eurodollar    Rate with Respect      Eurodollar      Converted to ABR     Balance of        Notation
 Date    Eurodollar Loans       Loans           Thereto           Loans Repaid          Loans         Eurodollar Loans     Made By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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

                                                                    Schedule B-3
                                                        to Revolving Credit Note

                                      NNI
      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



------------------------------------------------------------------------------------------------------------------------------------
                                Amount       Interest Period       Amount of          Amount of          Unpaid
                             Converted to     and Eurodollar      Principal of     Eurodollar Loans     Principal
             Amount of        Eurodollar    Rate with Respect      Eurodollar      Converted to ABR     Balance of        Notation
 Date    Eurodollar Loans       Loans           Thereto           Loans Repaid          Loans         Eurodollar Loans     Made By
------------------------------------------------------------------------------------------------------------------------------------

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